UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2012

AMERICAN EXPRESS CREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6908	11-1988350
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

World Financial Center
200 Vesey Street
New York, NY	10285
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: (866) 572-4944

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by American Express Credit Corporation (the “Company”), on March 26, 2012, of $1,500,000,000 aggregate principal amount of its 2.375% Medium-Term Notes, Series D, due March 24, 2017, pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333-160018) (the “Registration Statement”).

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5	Opinion and Consent of David S. Carroll, Esq.

23	Consent of Counsel (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS CREDIT CORPORATION
(REGISTRANT)

	By:	/s/ Carol V. Schwartz

	Name:	Carol V. Schwartz
	Title:	Secretary

Date: March 26, 2012

Exhibit Index

Exhibit

5	Opinion and Consent of David S. Carroll, Esq.

23	Consent of Counsel (included in Exhibit 5)